EXHIBIT 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Michael Chou and Rachel Lin, hereby jointly certify as follows:

     (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of C&D Production Inc. (the "Company");

     (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period certified.


                                  By:  /S/ MICHAEL CHOU
                                       _______________________________
                                        Name:  Michael Chou
                                        Title: Chief Executive Officer

                                  Date: November 19, 2003



                                  By:  /S/ RACHEL LIN
                                       _______________________________
                                        Name:  Rachel Lin
                                        Title: Chief Financial Officer

                                  Date: November 19, 2003